Exhibit 23

                 CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Amendment No. 1 to the Form 10-QSB of Environmental Plasma Arc Technologies, Inc. of our report for the period ended September 30, 1996.

                                              SHELLEY & COMPANY, CPA
                                              /s/ Shelley & Company
                                              -------------------------

Salt Lake City, Utah
February 28, 1997